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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT
                            (AS OF DECEMBER 31, 2005)
                   (REPORTED UNDER ITEM 601 OF REGULATION S-K)

                                                                STATE OR COUNTRY
NAME                                                             OF ORGANIZATION
-------------------------------------------------------------   ----------------

ALLETE, Inc. (D.B.A. ALLETE; MINNESOTA POWER;                       Minnesota
  MINNESOTA POWER, INC.; MINNESOTA POWER & LIGHT COMPANY;
    MPEX; MPEX A DIVISION OF MINNESOTA POWER)
  ALLETE Automotive Services, LLC                                   Minnesota
  ALLETE Capital II                                                 Delaware
  ALLETE Capital III                                                Delaware
  ALLETE Properties, LLC (D.B.A. ALLETE PROPERTIES)                 Minnesota
    ALLETE Commercial, LLC                                           Florida
    Cape Coral Holdings, Inc.                                        Florida
    Cape Properties, Inc.                                            Florida
    Lehigh Acquisition Corporation                                  Delaware
      Florida Landmark Communities, Inc.                             Florida
        Cliffside Properties, Inc.                                 California
        Enterprise Lehigh, Inc.                                      Florida
        Lehigh Corporation                                           Florida
        Lehigh Land & Investment, Inc.                               Florida
        Mardem, LLC                                                  Florida
        Palm Coast Holdings, Inc.                                    Florida
      Interlachen Lakes Estates, Inc.                                Florida
      SRC of Florida, Inc.                                           Florida
      Sundowner Properties, Inc.                                  Pennsylvania
    Palm Coast Forest, LLC                                           Florida
    Palm Coast Land, LLC                                             Florida
    Tomoka Holdings, LLC                                             Florida
    Winter Haven Citi Centre, LLC                                    Florida
  ALLETE Water Services, Inc.                                       Minnesota
    Florida Water Services Corporation                               Florida
      Auto Replacement Property, LLC                                 Indiana
      Energy Replacement Property, LLC                              Minnesota
    Georgia Water Services Corporation                               Georgia
  Energy Land, Incorporated                                         Wisconsin
  Lakeview Financial Corporation I                                  Minnesota
  Lakeview Financial Corporation II                                 Minnesota
    Logistics Coal, LLC                                             Minnesota
  Minnesota Power Enterprises, Inc.                                 Minnesota
    BNI Coal, Ltd.                                                 North Dakota
    MP Affiliate Resources, Inc.                                    Minnesota
    Rainy River Energy Corporation                                  Minnesota
    Rainy River Energy Corporation - Wisconsin                      Wisconsin
    Synertec, Incorporated                                          Minnesota
    Upper Minnesota Properties, Inc.                                Minnesota
      Upper Minnesota Properties - Development, Inc.                Minnesota
      Upper Minnesota Properties - Irving, Inc.                     Minnesota
      Upper Minnesota Properties - Meadowlands, Inc.                Minnesota
        Meadowlands Affordable Housing Limited Partnership          Minnesota
  MP Investments, Inc.                                              Delaware
  RendField Land Company, Inc.                                      Minnesota
  Superior Water, Light and Power Company                           Wisconsin